                                                                    Exhibit 99.1

                      NINTH AMENDMENT TO CREDIT AGREEMENT
                                   AND WAIVER


     THIS NINTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this "Amendment") is made and entered into as of the 30th day of November, 2000, by and between EDUTREK INTERNATIONAL, INC., a Georgia corporation ("Borrower"), the undersigned Guarantors party hereto (the "Guarantors"; Borrower and the Guarantors (other than CEC (as defined herein)) are individually a "Credit Party" and collectively the "Credit Parties"), and FIRST UNION NATIONAL BANK ("Lender").


                              W I T N E S S E T H:
                              - - - - - - - - - -


     WHEREAS, Borrower and Lender are a party to that certain Credit Agreement, dated as of March 25, 1999, as amended by a First Amendment to Credit Agreement dated May 27, 1999, by a Second Amendment to Credit Agreement and Waiver dated August 16, 1999, by a Third Amendment to Credit Agreement dated August 27, 1999, by a Fourth Amendment to Credit Agreement and Waiver dated November 11, 1999, by a Fifth Amendment to Credit Agreement and Waiver dated December 23, 1999, by a Sixth Amendment to Credit Agreement dated as of February 9, 2000, by a Seventh Amendment to Credit Agreement and Waiver dated as of May 30, 2000, and by a Eighth Amendment to Credit Agreement and Waiver (the "Eighth Amendment") dated as of September 11, 2000 (as amended, the "Credit Agreement"), pursuant to which Lender made available to Borrower a $10,000,000 revolving line of credit pursuant to the Facility A Commitment and a line of credit providing a maximum availability of $4,350,000 pursuant to the Facility B Commitment;

     WHEREAS, Lender granted to Borrower a waiver of certain financial covenants violations in the Eighth Amendment, and Borrower seeks a continuation of such waiver;

     WHEREAS, Borrower is in violation of Section 2.1 of the Credit Agreement in that the aggregate principal amount of all outstanding Facility A Loans, when aggregated with the outstanding principal amount of the L/C Obligations, exceeds the Facility A Commitment, and Borrower seeks a waiver of such violation;

     WHEREAS, Borrower also seeks an extension of the maturity date of the Facility B Loans so that such Loans mature coterminous with the Facility A Loans, an increase in the Facility B Commitment, and an extension of credit in the amount of $1,500,000 pursuant to a new Facility C Commitment;

     WHEREAS, Borrower has requested that Lender enter into this Amendment to waive such violations, to extend the maturity date of the Facility B Loans, to increase the Facility B Commitment, and to implement the Facility C Commitment; and

     WHEREAS, Lender is willing to agree to such amendments and waiver upon the terms set forth herein;

     NOW, THEREFORE, for and in consideration of the foregoing premises, the mutual promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. All capitalized terms used herein and not expressly defined herein shall have the same respective meanings given to such terms in the Credit Agreement.

     2. Amendments. Subject to the conditions contained herein, the Credit Agreement is hereby amended as follows:

          2.1. New Definitions. Section 1.1 of the Credit Agreement is hereby amended by adding thereto in appropriate alphabetical order the following new definitions:

               "CEC" means Career Education Corporation, a Delaware corporation.

               "CEC Guaranty" means that certain Guaranty executed and delivered by CEC in favor of Lender guaranteeing the payment and performance of the Facility C Loans, as amended or restated from time to time.

               "Facility C" means the Credit Facility established pursuant to
          Section 2.1(c) hereof.

               "Facility C Commitment" means the obligation of the Lender to make Loans to the Borrower pursuant to Section 2.1(c) hereof in an aggregate principal amount at any time outstanding not to exceed One Million Five Hundred Thousand Dollars ($1,500,000).

               "Facility C Loan" means any revolving loan made to the Borrower pursuant to Section 2.1(c), and all such Loans collectively as the context requires.

               "Facility C Note" means the Revolving Credit Note made by the Borrower payable to the order of the Lender, substantially in the form of Exhibit A-3 hereto, evidencing the Facility C Credit Facility, and any amendments and modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part.

               "Ninth Amendment" shall mean that certain Ninth Amendment to Credit Agreement and Waiver, dated as of November 30, 2000, between Borrower and Lender.

               "Ninth Amendment Effective Date" shall mean that date on which all of the conditions precedent set forth in Section 4 of the Ninth Amendment have been satisfied and the Ninth Amendment has become effective.

          2.2. Existing Definitions. Section 1.1 of the Credit Agreement is hereby further amended by deleting the definitions of "Commitment", "Facility B Commitment", "Guarantors", "Loan", "Loan Documents", "Note" and "Termination Date" and by substituting in lieu thereof the following new definitions of such terms:

               "Commitment" means collectively, the Facility A Commitment, the Facility B Commitment and the Facility C Commitment.

               "Facility B Commitment" means the obligation of the Lender to make Loans to the Borrower pursuant to Section 2.1(b) hereof in an aggregate principal amount at any time outstanding not to exceed Five Million Seven Hundred Fifty Thousand Dollars ($5,750,000).

               "Guarantors" means CEC and each of Borrower's Subsidiaries which is organized or formed under the laws of the United States or of any political subdivision thereof or any territory thereof.

               "Loan" means any revolving loan made to the Borrower pursuant to
          Section 2.1, whether a Facility A Loan, Facility B Loan or a Facility C Loan, and all such Loans collectively as the context requires.

               "Loan Documents" means, collectively, this Agreement, the Facility A Note, the Facility B Note, the Facility C Note, any Hedging Agreement executed by Lender or any of its Affiliates, the Applications, the Security Documents, the Guaranty, the CEC Guaranty and each other document, instrument and agreement executed and delivered by the Borrower, its Subsidiaries, CEC, or their counsel in connection with this Agreement or otherwise referred to herein or contemplated hereby, all as may be amended, restated or otherwise modified.

               "Note" means, collectively, the Facility A Note, the Facility B Note and the Facility C Note.

               "Termination Date" means the earliest of (a) April 30, 2001, or, if the Stated Termination Date is extended in accordance with and as such term is defined in Section 2.3(d) hereof, May 30, 2001, (b) thirty (30) days after demand for payment is made by Lender pursuant to Section 2.3(a) hereof, (c) the date of termination by the Borrower pursuant to
          Section 2.5(a), and (d) the date of termination by the Lender pursuant to Section 11.2(a).

          2.3. Deleted Definition. Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition of "Facility B Termination Date".

          2.4. Revolving Loans. Section 2.1 of the Credit Agreement is hereby amended by deleting such section in its entirety, and substituting in lieu thereof a new Section 2.1, to read as follows:

               SECTION 2.1.  Revolving Credit Loans.

               (a) Facility A Loans. Subject to the terms and conditions of this Agreement, Lender agrees to make Facility A Loans to the Borrower from time to time from the Closing Date through the Termination Date as requested by the Borrower in accordance with the terms of Section
          2.2 provided, that (i) the aggregate principal amount of all outstanding Facility A Loans (after giving effect to any amount requested), when aggregated with the outstanding principal amount of the L/C Obligations, shall not exceed the Facility A Commitment and
          (ii) the aggregate principal amount of all outstanding Loans (after giving effect to any amount requested), when aggregated with the outstanding principal amount of the L/C Obligations, shall not exceed the aggregate amount of the Commitments. Subject to the terms and conditions hereof, the Borrower may borrow, repay and reborrow Facility A Loans hereunder until the Termination Date.

               (b) Facility B Loans. Subject to the terms and conditions of this Agreement, Lender agrees to make Facility B Loans to the Borrower from time to time from the First Amendment Effective Date through the Termination Date as requested by the Borrower in accordance with the terms of Section 2.2 provided, that (i) the aggregate principal amount of all outstanding Facility B Loans (after giving effect to any amount requested) shall not exceed the Facility B Commitment as then in effect and (ii) the aggregate principal amount of all outstanding Loans (after giving effect to any amount requested), when aggregated with the outstanding principal amount of the L/C Obligations, shall not exceed the aggregate amount of the Commitments. Subject to the terms and conditions hereof, the Borrower may borrow, repay and reborrow Facility B Loans hereunder until the Termination Date. The Borrower may not borrow any Facility B Loans unless and until Facility A has been fully drawn. The $1,400,000 advance made under Facility B on the Ninth Amendment Effective Date shall be used solely to pay to Lender on such date the arrangement fees due to Lender in the aggregate amount of $1,400,000.

               (c) Facility C Loans. Subject to the terms and conditions of this Agreement, Lender agrees to make Facility C Loans to the Borrower from time to time from the date on which CEC delivers to Lender the Standby Letter of Credit referred to in Section 5 of the Ninth Amendment through the Termination Date as requested by the Borrower in accordance with the terms of Section 2.2 provided, that (i) the aggregate principal amount of all outstanding Facility C Loans (after giving effect to any amount requested) shall not exceed the Facility C Commitment as then in effect and (ii) the aggregate principal amount of all outstanding Loans (after giving effect to any amount requested), when aggregated with the outstanding principal amount of the L/C Obligations, shall not exceed the aggregate amount of the Commitments. Subject to the terms and conditions hereof, the Borrower may borrow, repay and reborrow Facility C Loans hereunder until the Termination Date. The Borrower may not borrow any Facility C Loans unless and until each of Facility A and Facility B has been fully drawn.

          2.5. Repayment of Loans. The Credit Agreement is hereby further amended by deleting Section 2.3 thereof in its entirety and substituting in lieu thereof a new Section 2.3 to read as follows:

          SECTION 2.3  Repayment of Loans.

               (a) Repayment of Facility A Loans. The Borrower shall repay the outstanding principal amount of all Facility A Loans in full, together with all accrued but unpaid interest thereon, on the earlier to occur of (i) the Termination Date and (ii) that date which is thirty (30) days after Lender delivers to Borrower a demand for payment so long as such demand is delivered on or after September 30, 2000; provided, however, that, so long as no Default or Event of Default has occurred on or after the Ninth Amendment Effective Date, Lender will not exercise its right to demand payment set forth in (ii) above if Lender determines in its sole discretion that Borrower continues to diligently pursue its proposed merger with CEC contemplated under that certain Agreement and Plan of Merger dated as of October 24, 2000, among CEC, EI Acquisition, Inc. and Borrower.

               (b) Repayment of Facility B Loans and Facility C Loans. The Borrower shall repay the outstanding principal amount of all Facility B Loans and all Facility C Loans in full, together with all accrued but unpaid interest thereon, on the Termination Date.

               (c) Optional Repayments. The Borrower may at any time and from time to time repay the Loans, in whole or in part, upon delivery of notice, in the form attached hereto as Exhibit D (a "Notice of Prepayment") specifying the date and amount of repayment. If any such notice is given, the amount specified in such notice shall be due and payable on the date set forth in such notice. Partial repayments shall be in an aggregate amount of at least $100,000 or a whole multiple of $10,000 in excess thereof.

               (d) Option to Extend Stated Termination Date. On or before March 31, 2001, and provided that the Loans have not been accelerated prior to such date, Borrower may request in writing that Lender extend the April 30, 2001 date set forth in the Termination Date definition (the "Stated Termination Date") to May 30, 2001. Lender agrees to extend the Stated Termination Date provided that, at the time of such extension, no Default or Event of Default has occurred or is continuing and Borrower pays to Lender a renewal fee in the amount of Five Hundred Thousand Dollars ($500,000). Lender agrees to apply such renewal fee to the principal balance of the Loans should the Borrower pay the Obligations in full on or before May 30, 2001.

          2.6. Notes. The Credit Agreement is hereby further amended by adding a new subsection (c) to Section 2.4 to read as follows:

               (c) The Facility C Loans and the obligation of the Borrower to repay the Facility C Loans shall be evidenced by a Facility C Note executed by the Borrower payable to the order of the Lender representing the Borrower's obligation to pay the Facility C Commitment or, if less, the aggregate unpaid principal amount of all Facility C Loans made and to be made to the Borrower hereunder, plus interest and all other fees, charges and other amounts due thereon. The Facility C Note shall be dated the Ninth Amendment Effective Date and shall bear interest on the unpaid principal amount thereof at the applicable interest rate per annum specified in Section 4.1.

          2.7. Permanent Reduction of the Commitment. The Credit Agreement is hereby further amended by deleting Section 2.5 thereof in its entirety and substituting in lieu thereof a new Section 2.5 to read as follows:

          SECTION 2.5   Permanent Reduction of the Commitment.

               (a) The Borrower shall have the right at any time and from time to time, upon at least five (5) Business Days prior written notice to the Lender, to permanently reduce, in whole at any time or in part from time to time, without premium or penalty, either the Facility A Commitment, the

          Facility B Commitment or the Facility C Commitment in an aggregate principal amount not less than $100,000 or any whole multiple of $10,000 in excess thereof.

               (b) The Facility A Commitment shall (i) immediately upon any demand for payment made by Lender pursuant to Section 2.3(a) hereof, reduce to the amount of the outstanding principal balance of the Facility A Loans and (ii) thirty (30) days after such demand for payment, reduce to zero.

               (c) Each of the Facility B Commitment and the Facility C Commitment shall reduce to zero on the Termination Date.

               (d) Each permanent reduction permitted or required pursuant to this Section 2.5 shall be accompanied by a payment of principal sufficient to reduce the sum of the aggregate outstanding Facility A Loans plus the outstanding L/C Obligations after such reduction to the Facility A Commitment as so reduced and/or to reduce the sum of the aggregate outstanding Facility B Loans after such reduction to the Facility B Commitment as so reduced and/or to reduce the sum of the aggregate outstanding Facility C Loans after such reduction to the Facility C Commitment as so reduced. Any reduction of the Commitment to zero shall be accompanied by payment of all outstanding Obligations (and furnishing of cash collateral satisfactory to the Lender for all L/C Obligations).

          2.8. Interest. The Credit Agreement is hereby further amended by deleting subsection 4.1(a) thereof in its entirety and substituting in lieu thereof a new subsection 4.1(a) to read as follows:

               (a) Interest Rate. Subject to the provisions of this Section 4.1, (i) the aggregate principal amount of the Facility A Loans or any portion thereof shall bear interest at the LIBOR Market Index Rate plus 2.75%, as that rate may change from day to day in accordance with changes in the LIBOR Market Index Rate and (ii) the aggregate principal amounts of the Facility B Loans and the Facility C Loans shall bear interest at the Base Rate plus 2.50%, as that rate may change from day to day in accordance with changes in the Prime Rate or the Federal Funds Rate.

          2.9. Facility B Termination Date. The Credit Agreement is hereby further amended by globally deleting all references to the term "Facility B Termination Date" and replacing such references with "Termination Date".

          2.10. Form of Facility C Note. The Credit Agreement is hereby further amended by adding a new Exhibit A-3 thereto in the form of Exhibit A-3 attached hereto.

     3. Waiver. Effective on the Ninth Amendment Effective Date and provided no Default or Event of Default occurs after the Ninth Amendment Effective Date, Lender hereby waives the Default or Event of Default created by the Borrower's failure to comply with the following financial covenants for the period from November 30, 2000 to the Termination Date:

          (a)  Net Worth covenant set forth in Section 9.1 of the Credit
     Agreement;

          (b)  Ratio of Actual to Budgeted Revenues covenant set forth in
     Section 9.5 of the Credit Agreement, and

          (c) Accounts Payable covenant set forth in Section 9.8 of the Credit Agreement.

     Also effective on the Ninth Amendment Effective Date, Lender hereby waives any Default or Event of Default under Section 2.1(a) of the Credit Agreement due to the fact that the aggregate principal amount of all outstanding Facility A Loans, when aggregated with the outstanding principal amount of the L/C Obligations, exceeds the Facility A Commitment.

     4. Conditions Precedent. The amendments contained herein shall not become effective unless and until the Lender shall have received each of the following instruments, documents and agreements, in each case in form and content acceptable to Lender:

          (a) this Amendment, duly executed and delivered by the Borrower and each Guarantor;

          (b) evidence that the SLS obligations have been refinanced pursuant to an Assignment of such obligations by SLS to CEC in form and content acceptable to Lender;

          (c)  the Facility C Note;

          (d) a Guaranty of the Facility C Loans duly executed and delivered by CEC in favor of Lender;

          (e) an Amendment to Intercreditor Agreement executed by CEC in form and content acceptable to Lender;

          (f) a legal opinion of counsel to the Credit Parties (other than CEC);

          (g)  a legal opinion of counsel to CEC;

          (h) a certificate from the chief executive officer or chief financial officer of the Borrower, in form and substance satisfactory to the Lender, to the effect that all representations and warranties of the Borrower contained in the Credit Agreement, this Amendment and the other Loan Documents are true, correct and complete; that giving effect to this Amendment the Borrower is not in violation of any of the covenants contained in the Credit Agreement and the other Loan Documents; and that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing;

          (i) a certificate of the secretary or assistant secretary of each Credit Party (other than CEC) certifying that (i) the certificate or articles of incorporation and by-laws of such Credit Party, or the comparable organizational documents of such Credit Party, have not been amended, modified or supplemented since the Closing Date and (ii) attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Credit Party authorizing the execution, delivery and performance of this Amendment and the all other instruments, documents and agreements executed and delivered pursuant hereto or in connection herewith to which it is a party (collectively, the "Amendment Documents"), and ratifying the execution and delivery of this Amendment; and as to the incumbency and genuineness of the signature of each officer of such Credit Party executing the Amendment Documents to which it is a party;

          (j) a certificate of the secretary or assistant secretary of CEC certifying that (i) attached thereto is a true and complete copy of both the certificate of incorporation and the by-laws of CEC, and (ii) attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of CEC authorizing the execution, delivery and performance of the Amendment Documents to which it is a party and ratifying the execution and delivery of such Amendment Documents; and as to the incumbency and genuineness of the signature of each officer of CEC executing the Amendment Documents to which it is a party;

          (k) Lender's attorneys' fees and expenses incurred in connection with this Amendment; and

          (l) such other instruments, documents and agreements as the Lender may reasonably request.

     1. Condition Precedent for Facility C Loans. Borrower and Lender agree that Borrower may not obtain any Loans under Facility C until CEC shall have delivered to Lender a Standby Letter of Credit in favor of Lender in the amount of $1,500,000 for the guaranty by CEC of the Facility C Obligations of Borrower issued by a bank satisfactory to Lender.

     2. Representations and Warranties; No Default. Each Credit Party hereby jointly and severally represent and warrant to the Lender that (a) all of Credit Parties' representations and warranties contained in the Credit Agreement, the other Loan Documents and this Amendment are true and correct on and as of the date of this Amendment (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) except, in the case of the representation set forth in Section 6.1(q) of the Credit Agreement, as reflected in the Borrower's interim financial statements for the period ending September 30, 2000; (b) no Default or Event of Default has occurred and is continuing as of such date under any Loan Document, except any Default or Event of Default waived under Section 3 of this Agreement; (c) each Credit Party has the power and authority to enter into this Amendment and the other Amendment

Documents to which it is a party and to perform all of its obligations hereunder and thereunder; (d) the execution, delivery and performance of this Amendment and the Amendment Documents have been duly authorized by all necessary corporate or partnership action on the part of each Credit Party; (e) this Amendment and the Amendment Documents are the legal, valid and binding obligations of the Credit Parties party thereto, enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies; and (f) the execution and delivery of this Amendment and the Amendment Documents and performance thereof by the Credit Parties do not and will not violate the Certificate or Articles of Incorporation, By-laws or other organizational documents of any Credit Party and do not and will not violate or conflict with any law, order, writ, injunction, or decree of any court, administrative agency or other governmental authority applicable to any Credit Party or its properties.

     3. Reaffirmation of Loan Documents. Each Credit Party hereby reaffirms its obligations under the Loan Documents, and acknowledges and agrees that each of the Loan Documents to which such Credit Party is a party, and the obligations of such Credit Party thereunder, remain in full force and effect, without release, diminution or impairment, notwithstanding the execution and delivery of this Amendment or of any prior amendment to the Credit Agreement or any other Loan Document.

     4. References. All references in the Credit Agreement and the Loan Documents to the Credit Agreement shall hereafter be deemed to be references to the Credit Agreement as amended hereby and as the same may hereafter be amended from time to time.

     5. Limitation of Agreement. Except as especially set forth herein, this Amendment shall not be deemed to waive, amend or modify any term or condition of the Credit Agreement, each of which is hereby ratified and reaffirmed and which shall remain in full force and effect, nor to serve as a consent to any matter prohibited by the terms and conditions thereof.

     6. Counterparts. This Amendment may be executed in any number of counterparts, and any party hereto may execute any counterpart, each of which, when executed and delivered, will be deemed to be an original and all of which, taken together will be deemed to be but one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     7. Further Assurances. Each Credit Party agrees to take such further action as the Lender shall reasonably request in connection herewith to evidence the amendments herein contained to the Credit Agreement or the matters contemplated hereby.

     8. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

     9. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia, without regard to principles of conflicts of law.

     10. No Claim. Each Credit Party hereby represents, warrants, acknowledges and agrees to and with the Lender that as of the date hereof (a) such Credit Party neither holds nor claims any right of action, claim, cause of action or damages, either at law or in equity, against the Lender, its officers, directors, agents, employees or Affiliates, or any of them, which arises from, may arise from, allegedly arise from, are based upon or are related in any manner whatsoever to the Credit Agreement and the Loan Documents or which are based upon acts or omissions of the Lender, any such officer, director, agent, employee or Affiliate of Lender, or any of them, in connection therewith and (b) the Obligations are absolutely owed to the Lender, without offset, deduction or counterclaim.



               [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the date first written above.

                                    CREDIT PARTIES:

                                    BORROWER:

                                    EDUTREK INTERNATIONAL, INC.

                                    By:   /s/ R. Steven Bostic
                                       -----------------------------------------
                                       R. Steven Bostic
                                       Chairman of the Board and
                                       Chief Executive Officer


                                    Attest:  /s/ David J. Horn
                                           -------------------------------------
                                           David J. Horn
                                           Secretary and Chief Financial Officer

                                                     [CORPORATE SEAL]

                                    GUARANTORS:

[CORPORATE SEAL]                    EDUTREK SYSTEMS, INC.


                                    By:   /s/ R. Steven Bostic
                                       -----------------------------------------
                                       R. Steven Bostic
                                       Chief Executive Officer

[CORPORATE SEAL]                    AMERICAN INTERCONTINENTIAL
                                    UNIVERSITY, INC.


                                    By:   /s/ R. Steven Bostic
                                       -----------------------------------------
                                       R. Steven Bostic
                                       Chief Executive Officer

[CORPORATE SEAL]                    CAREER EDUCATION CORPORATION


                                    By:   /s/  Patrick K. Pesch
                                       -----------------------------------------
                                       Name: Patrick K. Pesch
                                       Title: Chief Financial Officer

[CORPORATE SEAL]                    AMERICAN INTERCONTINENTAL UNIVERSITY-
                                    LONDON, LTD. U.S.


                                    By:   /s/ R. Steven Bostic
                                       -----------------------------------------
                                       R. Steven Bostic
                                       Chief Executive Officer

[CORPORATE SEAL]                    AMERICAN EUROPEAN MIDDLE EAST
                                    CORPORATION, LLC


                                    By:   American InterContinental University-
                                          London, LTD. U.S.


                                    By:  /s/ R. Steven Bostic
                                       -----------------------------------------
                                       R. Steven Bostic
                                       Chief Executive Officer

                                    LENDER:

                                    FIRST UNION NATIONAL BANK

                                    By:   /s/ Frank Darrow
                                       -----------------------------------------
                                        Frank Darrow
                                        Vice President

                                                                     Exhibit A-3
                                          To Ninth Amendment to Credit Agreement

                                    FORM OF
                                   FACILITY C
                             REVOLVING CREDIT NOTE



$1,500,000                                                   Atlanta, Georgia
                                                          30th of November, 2000


     FOR VALUE RECEIVED, the undersigned (the "Borrower") HEREBY PROMISES TO PAY to the order of FIRST UNION NATIONAL BANK (the "Lender"), the principal amount of One Million Five Hundred Thousand Dollars ($1,500,000), or, if less, the aggregate unpaid principal amount of all "Facility C Loans" disbursed to the Borrower by the Lender under, and as such term is defined in, the Credit Agreement referred to below.

     The Borrower promise to pay interest on the unpaid principal amount hereof until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement. Nothing in this Note shall be deemed to establish or require the payment of a rate of interest in excess of the maximum rate permitted by any Applicable Law. In the event that any rate of interest required to be paid hereunder exceeds the maximum rate permitted by Applicable Law, the provisions of the Credit Agreement relating to the payment of interest under such circumstances shall control.

     Both principal and interest are payable in lawful money of the United States of America to First Union National Bank in federal or other immediately available funds.

     This Note is the Facility C Note referred to in, and is entitled to the benefits of, the Credit Agreement dated as of March 25, 1999 (together with all amendments and other modifications from time to time made thereto, the "Credit Agreement"), among the Borrower and First Union National Bank, as amended through and including the date hereof. Capitalized terms not defined herein are to have the meanings provided to them in the Credit Agreement. The Credit Agreement contains, among other things, provisions for the time, place and manner of payment of this Note, the determination of the interest rate borne by and fees payable in respect of this Note, acceleration of the payment of this Note upon the happening of certain stated events and the mandatory repayment of this Note under certain circumstances.

     The Borrower hereby agrees to pay on demand all reasonable costs and expenses actually incurred by the Lender in collecting the Borrower's obligations hereunder or in enforcing or attempting to enforce any of the Lender's rights hereunder, including, but not limited to, reasonable attorneys' fees and expenses actually incurred by the Lender if collected by or through an attorney, whether or not suit is filed.

                                                                     Exhibit A-3
                                          To Ninth Amendment to Credit Agreement

     Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

     THIS NOTE IS MADE AND DELIVERED IN THE STATE OF GEORGIA AND SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.


                  [Remainder of page intentionally left blank]

                                                                     Exhibit A-3
                                          To Ninth Amendment to Credit Agreement


     IN WITNESS WHEREOF, the Borrower has caused this Note to be executed under seal by a duly authorized officer as of the day and year first above written.

[CORPORATE SEAL]                            EDUTREK INTERNATIONAL, INC.

ATTEST:


By:_______________________________          By:_________________________________
   David J. Horn                               R. Steven Bostic
   Secretary and Chief Financial Officer       Chairman of the Board and
                                               Chief Executive Officer




                        Facility C Note Signature Page